Investor Presentation As of June 30, 2020

Forward-Looking Statements This presentation of First US Bancshares, Inc. (“FUSB” or the “Company”) contains forward-looking statements, as defined by federal securities laws. Statements contained in this presentation that are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by FUSB’s senior management. FUSB undertakes no obligation to update these statements following the date of this presentation, except as required by law. In addition, FUSB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of FUSB’s senior management based upon current information and involve a number of risks and uncertainties. Certain factors that could affect the accuracy of such forward-looking statements are identified in the public filings made by FUSB with the Securities and Exchange Commission (the “SEC”), including FUSB’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and forward-looking statements contained in this presentation or in other public statements of FUSB or its senior management should be considered in light of those factors. Specifically, with respect to statements relating to the sufficiency of the allowance for loan and lease losses, loan demand, cash flows, interest costs, growth and earnings potential, expansion and FUSB’s positioning to handle the challenges presented by COVID-19, these factors include, but are not limited to, the rate of growth (or lack thereof) in the economy generally and in FUSB’s service areas; market conditions and investment returns; changes in interest rates; the impact of the COVID-19 pandemic on FUSB’s business, FUSB’s customers, the communities that FUSB serves and the United States economy, including the impact of actions taken by governmental authorities to try to contain the virus or address the impact of the virus on the United States economy (including, without limitation, the Coronavirus Aid, Relief and Economic Security (CARES) Act and subsequent federal legislation) and the resulting effect on FUSB’s operations, liquidity and capital position and on the financial condition of FUSB’s borrowers and other customers; the pending discontinuation of LIBOR as an interest rate benchmark; the availability of quality loans in FUSB’s service areas; the relative strength and weakness in the consumer and commercial credit sectors and in the real estate markets; collateral values; and cybersecurity threats. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

Presentation Disclosure This presentation has been prepared by FUSB solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of FUSB and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of FUSB and the information included in this presentation or other information provided by or on behalf of FUSB. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of FUSB by any person in any jurisdiction in which it is unlawful for such person to make such an offer or solicitation. Neither the SEC nor any state securities commission has approved or disapproved of the securities of FUSB or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date indicated on the cover page. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of FUSB after such date. This presentation includes unaudited financial measures that have been prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measures”), including tangible book value per common share, return on average tangible common equity and tangible common equity to tangible assets. FUSB presents non-GAAP financial measures when it believes that the additional information is useful and meaningful to management and investors. Non-GAAP financial measures do not have any standardized meaning and, therefore, may not be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See Appendix B to this presentation for a reconciliation of certain non-GAAP financial measures to the comparable GAAP measures. Quarterly data and 6/30/2020 data presented herein have not been audited by FUSB’s independent registered public accounting firm.

Contents

- Corporate Profile 5
- 2020 Highlights..9
- Strategic Focus 17
- Financial Results..21
- Appendix A: Historical Information...................................26
- Appendix B: Non-GAAP Reconciliation..............................32

FIRST US | BANCSHARES, INC.

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FIRST US BANCSHARES, INC.

Corporate Profile

Company Founded:	1952	Tangible BV:	$12.41 per share (2)
Headquarters:	Birmingham, AL	Exchange:	NASDAQ: FUSB
First US Bank:	20 Branches (1) / 2 LPOs	Stock Price:	$6.99
Acceptance Loan Co:	21 Branches	Price to TBV:	56.3% (2)
Total Assets:	$846 million	Market Cap:	$43.2 million
Net Loans:	$566 million	Annual Dividend:	$0.12 (3)
Total Deposits:	$738 million	Dividend Yield:	1.72%

Information as of 6/30/2020

(1) The Bank permanently closed one branch in July 2020
(2) Calculations of tangible balances and measures are included in Appendix B
(3) Dividend increased from $0.02 per quarter to $0.03 in the fourth quarter of 2019

FIRST US BANCSHARES, INC.
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Corporate Profile

Senior Leadership Team



James F. House
President and Chief Executive Officer

- Veteran banker with SouthTrust Bank for 31 years
- Business consultant from 2005 to 2009 focusing on management, investments, and commercial and consumer lending issues
- Florida Division President with BankTrust from 2009 to 2011
- Tenure at FUSB began in November 2011



David P. McCullum,
Senior Commercial Lending Executive

- Veteran commercial banker with Regions Financial Corporation and AmSouth Bank for 20 years
- CPA
- Tenure at FUSB began July 2015



Thomas S. Elley
Chief Financial Officer

- CPA holding various positions with Deloitte & Touche LLP over 13-year period
- Held previous banking positions with Regions Financial Corporation, Iberiabank Corporation and SouthTrust Corporation
- Tenure at FUSB began October 2013



William C. Mitchell,
Senior Consumer Lending Executive

- Veteran consumer lender with 32 years of lending experience
- Held the position of CEO and President of Acceptance Loan Company (Bank Subsidiary) from 2007 to 2019
- Tenure at FUSB began May 1997

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Corporate Profile: First US Bank – Branch and LPO Location Map

Corporate Profile: Acceptance Loan Company – Branch Location Map

Expanded safeguards to enhance safety of employees and customers Utilized digital capabilities to limit in-person meetings and support remote access work arrangements Strengthened social distancing protocols, including drive-up only branch operations and other safety precautions Assisted borrowers with temporary loan payment deferments Principal balances of $95.2 million remained deferred as of June 30, 2020, down from $115.0 million as of April 30, 2020 Deferment period generally limited to 90 days or less Approximately 23.0% of deferments represent deferment of principal balances only Grew net loan volume by $26.4 million, or 4.9%, compared to March 31, 2020 $20.0 million growth in Indirect Sales lending $13.8 million growth from Paycheck Protection Program (“PPP loans”) $1.5 million growth in real estate loans Growth partially offset by reductions in C&I ($6.8 million), direct consumer lending ($1.6 million) and loan loss reserve build ($0.5 million) Grew total deposits by $55.7 million, or 8.2%, compared to March 31, 2020 $37.5 million of the growth represented non-interest-bearing deposits Growth reflects impact of the pandemic on both business and consumer deposit holders, including preferences for liquidity, loan payment deferrals, tax payment deferrals, stimulus checks and reduced spending 2020 Highlights Support for Employees, Customers and Communities during COVID-19 Pandemic

Diluted earnings per share of $0.06 in Q2, compared to $0.13 in Q1 Net income of $0.4 million in Q2, compared to $0.8 million in Q1 Net interest income decreased by $0.3 million 32-basis point reduction to net interest margin in wake of 150-basis point federal funds rate drop in March 2020 Average yield on interest-bearing assets reduced to 5.28% from 5.81% Aggressive focus on reducing deposit costs during the quarter Average cost of funds reduced to 0.64%, compared to 0.87% Loan loss provision increased by $0.3 million Remain under incurred loss model as of June 30, 2020 Net charge-offs as a percentage of loans 0.27% Q2 2020, compared to 0.28% Q1 2020 Reserve build to 1.12% (1.15%, excluding PPP loans) of total loans as of June 30, 2020, compared to 1.09% as of March 31, 2020 Non-interest income and expense relatively flat Reduction in service charge and credit insurance income of $0.3 million offset by gains on sale of investment securities during the quarter Effective tax rate improved to 22.6% from 23.6% 2020 Highlights: Quarterly Earnings Q2 2020 compared to Q1 2020

Diluted earnings per share of $0.19 in 2020, compared to $0.33 in 2019 Net income of $1.3 million in 2020, compared to $2.2 million in 2019 Net interest income decreased by $0.9 million in 2020 38-basis point reduction to net interest margin as interest-bearing assets repriced at faster pace than interest-bearing liabilities in the declining rate environment Average yield on interest-bearing assets reduced to 5.54% from 6.13% Average cost of funds reduced to 0.75%, compared to 0.96% Loan loss provision increased by $0.3 million in 2020 Non-interest income totaled $2.6 million in both six-month periods In 2020, reduction in service charge and credit insurance income was offset by gains on sale of investment securities Non-interest expense totaled $17.1 million in 2020, compared to $17.0 million in 2019 Salaries and employee benefits increase of 1.4% Effective tax rate increased to 23.3% in 2020, compared to 22.5% in 2019 2020 Highlights: Year to Date Earnings Six months ended June 30, 2020 compared to six months ended June 30, 2019

2020 Highlights Margin Compression and Aggressive Focus on Deposit Costs 5 Quarter Margin Report (Annualized) (1) Average Rate on Interest-Bearing Liabilities and Non-Interest-Bearing Deposits

2020 Highlights Asset Quality Remained Stable ALLL as a % of loans as of June 30, 2020 excludes PPP loans, which are guaranteed by the SBA 5 Quarter Net Charge-offs

2020 Highlights Indirect Sales Loan Portfolio Transferred from ALC to Bank Fewer state-by-state barriers to entry More effective marketing under First US Bank name Significantly enhanced consumer loan approval process through existing Bank branches Better diversification of loan portfolio at Bank level Clarification of ALC focus on direct lending at its branch level This portfolio segment includes loans secured by collateral purchased by consumers in retail stores with whom the Company has an established relationship to provide financing if applicable underwriting standards are met. The collateral securing these loans generally includes recreational vehicles, campers, boats and horse trailers. Indirect Lending Currently Conducted in 11 States: Alabama Florida Georgia Kentucky Mississippi Missouri North Carolina South Carolina Tennessee Texas Virginia

2020 Highlights At-Risk Loan Categories due to COVID-19 June 30, 2020 At-Risk Loan Category Due to COVID-19 Balance of Risk Category % of Total Loan Balance High-Risk Loan Categories: Hotels/Motels $ 10,410 1.8% Dine-in Restaurants 4,459 0.8% Total High-Risk Loans 14,869 2.6% Moderate-Risk Loan Categories: Fast Food Restaurants 5,326 0.9% Retail 34,587 6.0% 1-4 Family Investment 21,874 3.8% Total Moderate-Risk Loans 61,787 10.7% Total At-Risk Loans $ 76,656 13.3%

2020 Highlights Loan Deferments Due to COVID-19 As of June 30, 2020 Number of Loans Deferred Principal Balance of Loans Deferred % of Portfolio Balance Principal and Interest Deferments Principal Only Deferments Loans Secured by Real Estate: Construction and Land 7 $ 4,544 14.5% $ 4,544 $ — 1-4 Family 50 9,474 10.2% 8,078 1,396 Multi-Family 12 29,726 60.9% 15,523 14,203 Non-Farm, Non-Residential CRE 49 42,797 26.6% 37,073 5,724 Commercial and Industrial 9 1,460 1.7% 831 629 Consumer Loans: Direct Consumer 442 2,188 6.6% 2,188 — Branch Retail 172 1,856 5.6% 1,856 — Indirect Sales 123 3,199 3.6% 3,199 — Total Loans 864 $ 95,244 16.5% $ 73,292 $ 21,952

Near term: Continue to support customers while maintaining vigilance in the evaluation of credit quality Continue to expand and diversify loan portfolio while maintaining credit and pricing discipline Continue to reprice deposit products consistent with interest rate environment Lending efforts focused on: Commercial real estate lending with cash flow coverage of ≥1.25x Commercial and industrial lending Owner-occupied commercial real estate lending 1-4 family residential mortgage lending Consumer indirect lending Longer term: Continued organic growth in loan volume Grow loan production offices to levels that support branching Continue to expand depositor use of digital banking offerings Acquisitions to enter new markets Strategic Focus Objective: Create a diversified balance sheet with superior performance metrics

Strategic Focus A Favorable Geographic Footprint Potential Markets for Growth Alabama: Auburn Dothan Huntsville Montgomery Florida: Destin Panama City Pensacola Georgia: Athens Atlanta Augusta Columbus Macon Mississippi: Hattiesburg Jackson Meridian South Carolina: Greenville Tennessee: Memphis Nashville

Strategic Focus Growing a Diversified Loan Portfolio

Strategic Focus Building a Diversified Balance Sheet Loan Composition as of 6/30/2020 Deposit Composition as of 6/30/2020

Quarter Ended Six Months Ended 6/30/2020 3/31/2020 12/31/2019 9/30/2019 6/30/2019 6/30/2020 6/30/2019 Diluted Net Income per Share $ 0.06 $ 0.13 $ 0.18 $ 0.16 $ 0.15 $ 0.19 $ 0.33 Return on Average Assets (annualized) 0.20% 0.43% 0.61% 0.57% 0.51% 0.31% 0.57% Return on Average Tangible Common Equity (annualized) (1) 2.13% 4.49% 6.35% 5.92% 5.50% 3.30% 6.25% Net Interest Margin 4.65% 4.97% 5.12% 5.23% 5.21% 4.81% 5.19% Efficiency Ratio (2) 86.2% 83.4% 78.2% 79.4% 80.8% 84.8% 80.9% Loans to Deposits Ratio 76.7% 79.1% 79.8% 80.4% 74.9% 76.7% 74.9% Tangible Book Value per Common Share (1) $ 12.41 $ 12.31 $ 12.33 $ 12.03 $ 11.84 $ 12.41 $ 11.84 Financial Results Selected Financial Data (1) Calculations of tangible balances and measures are included in Appendix B (2) Efficiency ratio = non-interest expense / (net interest income + non-interest income)

Quarter Ended Six Months Ended 6/30/2020 3/31/2020 12/31/2019 9/30/2019 6/30/2019 6/30/2020 6/30/2019 Total Loans 6.66% 7.07% 7.29% 7.45% 7.68% 6.87% 7.67% Taxable Investment Securities 1.90% 2.05% 2.04% 1.99% 2.10% 1.97% 2.13% Tax-Exempt Investment Securities 2.78% 3.38% 2.83% 2.80% 2.74% 3.16% 2.75% Federal Home Loan Bank Stock 5.32% 4.95% 4.18% 7.67% 6.75% 5.31% 6.55% Federal Funds Sold 0.26% 1.33% 1.77% 2.34% 2.61% 0.96% 2.57% Interest-bearing Deposits in Banks 0.10% 1.24% 1.59% 2.28% 2.34% 0.57% 2.32% Average Yield on Interest-earning Assets 5.28% 5.81% 6.03% 6.17% 6.16% 5.54% 6.13% Demand Deposits 0.30% 0.42% 0.50% 0.52% 0.51% 0.36% 0.50% Money Market/Savings Deposits 0.38% 0.76% 0.83% 0.98% 1.12% 0.57% 1.11% Time Deposits 1.46% 1.67% 1.72% 1.67% 1.66% 1.56% 1.61% Borrowings 1.02% 1.43% 1.33% 2.26% — 1.23% — Average Rate on Interest-bearing Liabilities 0.80% 1.04% 1.13% 1.16% 1.17% 0.92% 1.14% Average Rate on Funding Costs (including Non-interest-bearing Demand Deposits) 0.64% 0.87% 0.94% 0.97% 0.98% 0.75% 0.96% Net Interest Margin 4.65% 4.97% 5.12% 5.23% 5.21% 4.81% 5.19% Financial Results Net Interest Margin

Financial Results

Income Statements

(dollars in thousands, except per share data)

	Quarter Ended					Six Months Ended	
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	6/30/2020	6/30/2019
Total Interest Income	$ 9,780	$ 10,397	$ 10,825	$ 11,027	$ 10,923	$ 20,177	$ 21,736
Total Interest Expense	1,157	1,511	1,636	1,680	1,690	2,668	3,330
Net Interest Income	$ 8,623	$ 8,886	$ 9,189	$ 9,347	$ 9,233	$ 17,509	$ 18,406
Provision for Loan and Lease Losses	850	580	716	883	715	1,430	1,115
Net Interest Income After Provision for Loan and Lease Losses	$ 7,773	$ 8,306	$ 8,473	$ 8,464	$ 8,518	$ 16,079	$ 17,291
Total Non-Interest Income	1,330	1,297	1,396	1,414	1,291	2,627	2,556
Total Non-Interest Expense	8,581	8,494	8,279	8,546	8,504	17,075	16,957
Income Before Income Taxes	$ 522	$ 1,109	$ 1,590	$ 1,332	$ 1,305	$ 1,631	$ 2,890
Provision for Income Taxes	118	262	381	214	300	380	651
Net Income	$ 404	$ 847	$ 1,209	$ 1,118	$ 1,005	$ 1,251	$ 2,239
Basic Net Income per Share	$ 0.07	$ 0.13	$ 0.19	$ 0.17	$ 0.16	$ 0.20	$ 0.35
Diluted Net Income per Share	$ 0.06	$ 0.13	$ 0.18	$ 0.16	$ 0.15	$ 0.19	$ 0.33
Dividends per Share	$ 0.03	$ 0.03	$ 0.03	$ 0.02	$ 0.02	$ 0.06	$ 0.04

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Financial Results Selected Balance Sheet Information (dollars in thousands) As of 6/30/2020 3/31/2020 12/31/2019 9/30/2019 6/30/2019 Cash and Federal Funds Sold $ 108,348 $ 71,201 $ 67,110 $ 45,515 $ 59,940 Investment Securities $ 103,964 $ 110,079 $ 108,356 $ 114,309 $ 136,649 Loans, Net of Allowance for Loan and Lease Losses $ 566,062 $ 539,685 $ 545,243 $ 544,519 $ 511,515 OREO $ 1,003 $ 1,054 $ 1,078 $ 1,248 $ 1,258 Total Assets $ 845,747 $ 788,565 $ 788,738 $ 771,930 $ 777,171 Deposits $ 738,290 $ 682,595 $ 683,662 $ 677,640 $ 682,806 Total Shareholders’ Equity $ 85,281 $ 84,332 $ 84,748 $ 83,790 $ 83,748 Total Liabilities and Shareholders’ Equity $ 845,747 $ 788,565 $ 788,738 $ 771,930 $ 777,171

Appendices

Appendix A – Historical Information Committed to Sound Credit Policies Total Classified Assets $78 million reduction in classified assets since 2011 Nonperforming Assets reduced from peak of $47 million to $4.4 million as of 6/30/2020 Nonperforming Assets as a % of Total Assets reduced from 5.73% as of 12/31/11 to 0.52% as of 6/30/2020

Appendix A – Historical Information Modernized Technology While Maintaining Cost Discipline Cost-neutral positioning maintained while redeploying dollars to rebuild infrastructure and expand product offerings Increased expense in 2018 and 2019 due to acquisition of The Peoples Bank ALC adds substantial expense, but with the benefits of higher yield and superior diversification Non-Interest Expense *Core non-interest expense excludes OREO/Foreclosure-related and acquisition-related expenses

Appendix A – Historical Information Income Statements Annual Comparison (dollars in thousands, except per share data) Year Ended 12/31/2019 12/31/2018 12/31/2017 12/31/2016 12/31/2015 Total Interest Income $ 43,588 $ 37,138 $ 31,100 $ 30,155 $ 29,897 Total Interest Expense 6,646 4,350 2,706 2,271 2,289 Net Interest Income $ 36,942 $ 32,788 $ 28,394 $ 27,884 $ 27,608 Provision for Loan and Lease Losses 2,714 2,622 1,987 3,197 216 Net Interest Income After Provision for Loan and Lease Losses $ 34,228 $ 30,166 $ 26,407 $ 24,687 $ 27,392 Total Non-Interest Income 5,366 5,610 4,666 5,201 4,531 Total Non-Interest Expense 33,782 32,385 28,449 28,495 28,377 Income Before Income Taxes $ 5,812 $ 3,391 $ 2,624 $ 1,393 $ 3,546 Provision for Income Taxes 1,246 901 3,035 169 951 Net Income (Loss) $ 4,566 $ 2,490 $ (411) $ 1,224 $ 2,595 Basic Net Income (Loss) per Share $ 0.71 $ 0.40 $ (0.07) $ 0.20 $ 0.42 Diluted Net Income (Loss) per Share $ 0.67 $ 0.37 $ (0.07) $ 0.19 $ 0.41 Dividends per Share $ 0.09 $ 0.08 $ 0.08 $ 0.08 $ 0.08

Appendix A – Historical Information Selected Balance Sheet Information – Annual Comparison (dollars in thousands) As of 12/31/2019 12/31/2018 12/31/2017 12/31/2016 12/31/2015 Cash and Federal Funds Sold $ 67,110 $ 57,953 $ 42,124 $ 23,530 $ 44,072 Investment Securities $ 108,356 $ 153,949 $ 180,150 $ 207,814 $ 231,202 Loans, Net of Allowance for Loan and Lease Losses $ 545,243 $ 514,867 $ 346,121 $ 322,772 $ 255,432 OREO $ 1,078 $ 1,505 $ 3,792 $ 4,858 $ 6,038 Total Assets $ 788,738 $ 791,939 $ 625,581 $ 606,892 $ 575,782 Deposits $ 683,662 $ 704,725 $ 517,079 $ 497,556 $ 479,258 Total Shareholders’ Equity $ 84,748 $ 79,437 $ 76,208 $ 76,241 $ 77,030 Total Liabilities and Shareholders’ Equity $ 788,738 $ 791,939 $ 625,581 $ 606,892 $ 575,782

Appendix A – Historical Information Capital Ratios: Re-leveraged through The Peoples Bank acquisition Common Equity Tier 1 Capital Risk-based Capital Tier 1 Leverage December 31, 2017 18.41% 19.60% 11.89% December 31, 2018 12.62% 13.53% 8.96% December 31, 2019 12.78% 13.77% 9.61% June 30, 2020 13.94% 12.84% 9.36% Well-Capitalized 6.50% 10.00% 5.00% Capital ratios decreased in Q3 2018 due to acquisition of The Peoples Bank Will continue to build capital for future growth opportunities

Appendix A – Historical Information Share Price vs. Tangible Book Value (56% as of 6/30/2020)(1) (1) Calculations of tangible balances and measures are included in Appendix B

Appendix B

Non-GAAP Reconciliation (dollars and shares in thousands, except per share data)

		Quarter Ended					6 Months Ended		Year Ended			
		6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	6/30/2020	6/30/2019	12/31/2019	12/31/2018	12/31/2017	12/31/2016
TANGIBLE BALANCES												
Total assets		$ 845,747	$ 788,565	$ 788,738	$ 771,930	$ 777,171						
Less: Goodwill		7,435	7,435	7,435	7,435	7,435						
Less: Core deposit intangible		1,170	1,280	1,390	1,499	1,621						
Tangible assets	(a)	**$ 837,142**	**$ 779,850**	**$ 779,913**	**$ 762,996**	**$ 768,115**						
Total shareholders' equity		$ 85,281	$ 84,332	$ 84,748	$ 83,790	$ 83,748						
Less: Goodwill		7,435	7,435	7,435	7,435	7,435						
Less: Core deposit intangible		1,170	1,280	1,390	1,499	1,621						
Tangible common equity	(b)	**$ 76,676**	**$ 75,617**	**$ 75,923**	**$ 74,856**	**$ 74,692**						
Average shareholders' equity		$ 84,953	$ 84,721	$ 84,345	$ 83,991	$ 82,335	$ 84,837	$ 81,472	$ 82,831	$ 76,468	$ 78,268	$ 78,281
Less: Average goodwill		7,435	7,435	7,435	7,435	7,435	7,435	7,435	7,435	2,548	—	—
Less: Average core deposit intangible		1,224	1,332	1,442	1,556	1,683	1,278	1,750	1,623	659	—	—
Average tangible shareholders' equity	(c)	**$ 76,294**	**$ 75,954**	**$ 75,468**	**$ 75,000**	**$ 73,217**	**$ 76,124**	**$ 72,287**	**$ 73,773**	**$ 73,261**	**$ 78,268**	**$ 78,281**
Net income	(d)	**$ 404**	**$ 847**	**$ 1,209**	**$ 1,118**	**$ 1,005**	**$ 1,251**	**$ 2,239**	**$ 4,566**	**$ 2,490**	**$ (411)**	**$ 1,224**
Common shares outstanding	(e)	**6,176**	**6,143**	**6,158**	**6,222**	**6,306**						
TANGIBLE MEASUREMENTS												
Tangible book value per common share	(b)/(e)	**$ 12.41**	**$ 12.31**	**$ 12.33**	**$ 12.03**	**$ 11.84**						
Tangible common equity to tangible assets	(b)/(a)	**9.16%**	**9.70%**	**9.73%**	**9.81%**	**9.72%**						
Return on average tangible common equity (annualized)	(1)	**2.13%**	**4.49%**	**6.35%**	**5.92%**	**5.50%**	**3.30%**	**6.25%**	**6.19%**	**3.40%**	**-0.52%**	**1.56%**

(1) Calculation of Return on average tangible common equity (annualized) = ((net income (d) / number of days in period) * number of days in year) / average tangible shareholders' equity (c)

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Appendix B

Non-GAAP Reconciliation (dollars and shares in thousands, except per share data)

		6/30/2020	12/31/2019	6/30/2019	12/31/2018	6/30/2018	12/31/2017	6/30/2017	12/31/2016
TANGIBLE BOOK VALUE									
Total shareholders' equity		$ 85,281	$ 84,748	$ 83,748	$ 79,437	$ 75,634	$ 76,208	$ 78,373	$ 76,241
Less: Goodwill		7,435	7,435	7,435	7,435	—	—	—	—
Less: Core deposit intangible		1,170	1,390	1,621	1,877	—	—	—	—
Tangible common equity	(a)	$ 76,676	$ 75,923	$ 74,692	$ 70,125	$ 75,634	$ 76,208	$ 78,373	$ 76,241
Common shares outstanding	(b)	6,176	6,158	6,306	6,298	6,092	6,082	6,073	6,043
Tangible book value per common share	(c) = (a)/(b)	$ 12.41	$ 12.33	$ 11.84	$ 11.13	$ 12.41	$ 12.53	$ 12.91	$ 12.62
FUSB stock price	(d)	$ 6.99	$ 11.61	$ 9.24	$ 7.95	$ 11.65	$ 12.80	$ 11.22	$ 11.11
Stock price to tangible book value	(d)/(c)	56%	94%	78%	71%	94%	102%	87%	88%

		6/30/2016	12/31/2015	6/30/2015	12/31/2014	6/30/2014	12/31/2013	6/30/2013	12/31/2012
TANGIBLE BOOK VALUE									
Total shareholders' equity		$ 78,525	$ 77,030	$ 75,783	$ 75,162	$ 73,232	$ 70,095	$ 69,011	$ 68,647
Less: Goodwill		—	—	—	—	—	—	—	—
Less: Core deposit intangible		—	—	—	—	—	—	—	—
Tangible common equity	(a)	$ 78,525	$ 77,030	$ 75,783	$ 75,162	$ 73,232	$ 70,095	$ 69,011	$ 68,647
Common shares outstanding	(b)	6,039	6,039	6,034	6,034	6,030	6,028	6,024	6,024
Tangible book value per common share	(c) = (a)/(b)	$ 13.00	$ 12.76	$ 12.56	$ 12.46	$ 12.15	$ 11.63	$ 11.46	$ 11.40
FUSB stock price	(d)	$ 8.90	$ 8.92	$ 8.05	$ 8.84	$ 8.47	$ 7.29	$ 9.89	$ 5.36
Stock price to tangible book value	(d)/(c)	68%	70%	64%	71%	70%	63%	86%	47%

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www.firstusbank.com Contact: Thomas S. Elley Chief Financial Officer telley@firstusbank.com 205.582.1200